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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): June 26, 1995


                       VOLT INFORMATION SCIENCES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           New York                 1-9232              13-5658129
- ----------------------------    ----------------    ------------------
(State or other jurisdiction    (Commission File     (I.R.S. Employer
      of incorporation)              Number)        Identification No.)

1221 Avenue of the Americas, New York, New York           10020
- -----------------------------------------------        ----------
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:    (212) 704-2400

                                Not Applicable
- -----------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)



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ITEM 5. OTHER EVENTS

Volt Information Sciences, Inc. ("Volt") announced that a letter of intent had been signed for the merger of Volt's subsidiary, Autologic, Inc. ("Autologic"), and its foreign subsidiaries into Information International, Inc. ("triple-I"). A copy of the Company's press release is filed as Exhibit 99.1 to this Report.

After completion of the merger, Volt will own approximately 3,300,000 shares, or approximately 58%, of the outstanding shares of triple-I, which will remain a publicly-traded company.

The transaction is subject to the execution of a definitive agreement (which is expected within four to six weeks), approval of the respective boards of directors, completion of due diligence, approval of the transaction by the shareholders of triple-I and necessary regulatory approvals.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)   Financial Statements:

      None

(b)   Pro Forma Financial Information:

      None

(c)   Exhibits:

      99.1 Company's Press Release dated June 26, 1995

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                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   VOLT INFORMATION SCIENCES, INC.
                                            (Registrant)

                              BY:  /s/ JACK EGAN
                                   -------------------------------------
July 11, 1995                      JACK EGAN
                                   Vice President - Corporate Accounting
                                   (Principal Accounting Officer)



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                                EXHIBIT INDEX
                                -------------



Exhibit No.                     Description                            Page No.
- -----------                     -----------                            --------
   99.1         Company's Press Release dated June 26, 1995               5


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